SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                 April 28, 2004

                                 Date of Report
                        (Date of earliest event reported)

                         TeleCommunication Systems, Inc.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

            Maryland                      0-30821                 52-1526369
            --------                      -------                 ----------
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
         Incorporation)                                      Identification No.)

                   275 West Street, Annapolis, Maryland 21401
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (410) 263-7616

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

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Item 12. Results of Operations and Financial Condition.

      On April 28, 2004, TeleCommunication Systems, Inc. issued a press release announcing financial information concerning the fiscal quarter ended March 31, 2004. A copy of this press release is being furnished herewith as Exhibit 99 and is hereby incorporated by reference.

      Pursuant to General Instruction B(6) to Form 8-K, the information furnished in this Item 12, including the exhibit listed below, shall not be deemed "filed" for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference in any other filing under the Securities Act or the Exchange Act unless the registrant specifically incorporates this item in a filing under either of such acts.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TELECOMMUNICATIONS SYSTEMS, INC.

Date: May 6, 2004                     By: /s/ Thomas M. Brandt, Jr.
                                          --------------------------------------
                                          Name:  Thomas M. Brandt, Jr.
                                          Title: Senior Vice President and Chief
                                                 Financial Officer


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

                                  EXHIBIT INDEX

         Exhibit          Description
         -------          -----------
         99               Press release of TeleCommunication Systems, Inc. dated
                          April 28, 2004.